UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07528
______________________________________________

Insured Municipal Income Fund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: March 31

Date of reporting period: September 30, 2008

Item 1. Reports to Stockholders.

Insured Municipal Income
Fund Inc.
Semiannual Report
September 30, 2008

Insured Municipal Income Fund Inc.

November 14, 2008

Dear shareholder,
 We present you with the semiannual report for Insured Municipal Income Fund Inc. (the “Fund”) for the six months ended September 30, 2008.

Performance
Over the six months ended September 30, 2008, the Fund declined 8.31% on a net asset value basis and 11.90% on a market price basis. Over the same period, the median of the Fund’s peer group, the Lipper Insured Municipal Debt Funds (Leveraged) category, declined 8.31% on a net asset value basis, and declined 15.09% on a market price basis. Finally, the Fund’s benchmark, the Barclays Capital Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index, the “Index”), declined 2.60% over the period. (For more performance information, please refer to “Performance at a glance” on page 11.)

Insured Municipal Income
Fund Inc.

Investment goal:
High level of current income exempt from federal income tax, consistent with preservation of capital

Portfolio Manager:
Kevin McIntyre
UBS Global Asset
Management (Americas) Inc.

Commencement:
June 8, 1993

NYSE symbol:
PIF

Dividend payments:
Monthly

While the Fund’s net asset value performance was in line with that of its peers, it underperformed the Index due in part to its exposure to securities with relatively lower-quality ratings, which underperformed during flights to quality during the reporting period. However, we believe that over the longer term, the Fund will likely be compensated for the additional credit risk these securities entail. The Fund’s underweight to shorter-term (five-year) issues also detracted from returns when those issues outperformed during the period.

While the Fund’s use of leverage over the period helped the Fund to generate a higher yield for common stockholders, it detracted from overall results as the market value of the Fund’s securities sharply declined during the reporting period. As of September 30, 2008, leverage accounted for approximately 45.1% of the Fund’s total assets. Leverage magnifies returns on both the upside and on the downside.

Insured Municipal Income Fund Inc.

As of September 30, 2008, the Fund was trading at a discount of –13.4%, while the median discount of its Lipper peer group was –13.7%.

A fund trades at a discount when the market price at which its shares trade is less than its net asset value. Alternately, a fund trades at a premium when the market price at which its shares trade is more than its net asset value per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. Net asset value per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

During the period, the Fund continued to have outstanding auction preferred shares (“APS”). For a further update on leverage and APS, please refer to pages 9 and 10.

An interview with Portfolio Manager Kevin McIntyre
Q.	How would you describe the economic environment during the reporting period?
A.	While there were fears that the US economy was headed for a recession—defined as two consecutive quarters of negative growth—gross domestic product (“GDP”) grew 0.9% and 2.8% during the first and second quarters of 2008, respectively. The accelerating economy was due, in part, to rising exports and buoyancy from the declining dollar, which made US goods more attractive overseas. In addition, consumer spending improved during the second quarter, spurred by the government’s tax rebate program.

However, GDP growth reversed in the third quarter of 2008. After a sharp decline in personal spending, an intensification of the credit crunch and ongoing housing market weakness, estimates for third quarter GDP growth sank to –0.3%.

Q.	How did the Federal Reserve Board (the “Fed”) and US Treasury Department react to the challenging economic and market environment?
A.	The reporting period was characterized by increased market volatility and, ultimately, a series of events that have been compared to the turmoil experienced during the Great Depression. For more than a year, the fallout from the subprime mortgage market has taken its toll on the credit markets, leading to a seizing up of credit at the end of September 2008. During the reporting period, the Fed has been

Insured Municipal Income Fund Inc.

aggressive in attempting to stabilize the markets and keep the US economy from falling into a deep recession. For example, the Fed and central banks in other countries have pumped billions of dollars of liquidity into the financial system in an attempt to facilitate normal market operations.

By the end of September 2008, it was apparent that the troubles in the US credit markets were spreading to other sectors of the market and the world, however. This led to a series of dramatic actions by the US government, including the Treasury Department’s takeover of mortgage giants Fannie Mae and Freddie Mac and the government’s effectively taking control of insurance giant AIG. During September, Lehman Brothers filed for bankruptcy, Merrill Lynch agreed to be acquired by Bank of America, and both Goldman Sachs and Morgan Stanley changed their status to become bank holding companies. Additionally, Washington Mutual failed and was sold to JPMorgan Chase, while Wells Fargo took over Wachovia.

The Treasury Department also proposed a $700 billion plan to purchase distressed mortgages from the books of financial companies. After the US House of Representatives rejected the initial proposal, a revised plan was approved on October 3, following the conclusion of the reporting period.

Despite the passage of the revised plan by Congress, the unrest and uncertainty in the financial markets continued throughout October. In recent weeks, the US government has announced a plan to purchase stakes in the nation’s largest banks and to guarantee new debt issues and deposit accounts used by businesses. In addition, the Fed joined several other central banks from around the world in a coordinated interest rate cut on October 8, after the reporting period had ended, followed by another cut on October 29. Together, these reductions brought the federal funds rate from 2.0% to 1.0%.

Q.	How did the bond market perform in this environment?
A.	While the stock market garnered most of the press due to its periods of unprecedented volatility, the fixed income markets were also active during the reporting period. Treasury yields moved in response to mixed signals regarding the economy, rising inflationary pressures and expectations regarding future Fed monetary policy. Yields on Treasury bonds ultimately moved higher (and their prices moved lower) given inflationary pressures. During the six-month reporting period as a whole, two-year Treasury yields rose from 1.62% to 2.00%,

Insured Municipal Income Fund Inc.

while 10-year Treasury yields moved from 3.45% to 3.85%. During the six months ended September 30, 2008, the overall taxable US bond market, as measured by the Barclays Capital US Aggregate Index (formerly the Lehman Brothers US Aggregate Index), declined 1.50%.

The municipal bond market faced severe price dislocation during the reporting period. The crisis of confidence in municipal bonds that were backed by struggling monoline insurers was felt as those insurers suffered downgrades from the credit rating agencies because of their exposure to subprime mortgages and other issues.

Late in the period, in September 2008, municipal bond prices fell sharply as a capital squeeze and a severe lack of liquidity gripped the markets. Investors shunned securities that even hinted of having any underlying risk. During the six months ended September 30, 2008, municipal bonds, as measured by the Barclays Capital Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index), fell 2.60%.

Even the highest-quality municipal securities were adversely affected by September’s extreme flight to quality and reported “fire sales” by hedge funds and other extremely leveraged investors. In our view, the most recent flight to quality has created opportunities for the Fund, with municipal bonds appearing attractive relative to Treasuries at the end of the reporting period.

Q.	What is bond insurance, and how did the impairment of some monoline bond insurers’ credit ratings affect the Fund?
A.	In the past, many bond issuers used bond insurance to bolster the credit quality of securities that they planned to issue, with a goal of making it easier and less expensive to access the credit markets. Bond insurance was intended to strengthen credit quality by offering protection against default by the issuer or a downgrade if the bond issuer could not meet its obligations to pay interest and principal to bondholders in a timely manner. Historically, this also served to enhance the liquidity of insured bonds because there was greater demand among investors for highly rated securities. Companies whose primary line of business is to provide insurance services to one industry are called “monoline” insurers.

Prior to 2007, no major monoline insurer had ever been downgraded, or had defaulted. However, beginning in 2007, the severe weakness in the housing market and the global credit crisis caused subprime and adjustable rate mortgages and related securities to experience extreme strains. At the same time, many monoline bond insurers posted losses

Insured Municipal Income Fund Inc.

A.	as the structured products they also insured appeared headed for default. As a result, several major insurers were downgraded, losing their AAA ratings from the major ratings agencies.

At the end of the reporting period, only Assured Guaranty Corp., Financial Security Assurance and Berkshire Hathaway Assurance Corp. were rated AAA. We have also seen utilization of bond insurance fall precipitously. Previously, the amount of new municipal bond issuance backed by monoline insurers had been approaching 50%. Today, less than 10% of municipal bonds being issued are backed by monoline insurers.

During the reporting period, the turmoil in this portion of the market weighed heavily on the value of many municipal bonds, hurting their performance. Going forward, we expect that the market will increasingly focus on the underlying credit quality of the issuers of insured bonds.

Q.	In general terms, how did you position the Fund?
A.	We extended the Fund’s duration significantly during the reporting period until it was greater than that of its benchmark, which hurt performance. (Duration measures a fund’s sensitivity to interest rate changes, and is related to the maturity of the bonds comprising the portfolio.)

In terms of yield curve positioning, we managed the portfolio in anticipation of a steepening municipal yield curve. In such an environment, the difference between the yield on long- and short-term securities rises. This positioning was beneficial to performance as the yield curve did steepen during the reporting period.

From a yield curve perspective, the Fund was underweight in the shorter (one- to 10-year) area in relation to the benchmark, which hurt performance when that area outperformed its longer-term counterparts. Additionally, an overweight to issues in the intermediate (15- to 20-year) area and an underweight to the long end of the yield curve also detracted from performance.

Q.	Which sector positions were important for the Fund?
A.	We continued to emphasize essential service revenue bonds, which we believed would not be significantly impacted by a moderating economy. These included water-related municipal bonds, which we felt offered attractive levels of revenue and greater earnings stability than some other sectors of the municipal bond market.

Insured Municipal Income Fund Inc.

The Fund also had relatively large exposures to airport and toll bonds. Within these and other sectors of the municipal market, we sought to emphasize individual securities of a relatively higher quality. This was beneficial to relative performance as higher-quality securities outperformed their lower-quality counterparts given the turmoil in the financial markets. On those occasions, investors sold municipal securities indiscriminately, driving their prices lower, regardless of their underlying fundamentals.

The Fund also benefited from an exposure to pre-refunded municipal bonds. Pre-refunded bonds are issues that are scheduled to be called (retired) on the first possible call date. These bonds are not immediately retired, but rather secured by an escrow fund that is backed by US government bonds. The rating of the pre-refunded bond generally assumes the rating of the government obligations at the time the escrow fund is established. During the reporting period, pre-refunded bonds were the best-performing sector in the municipal market.

Q.	Were there any states or regions that were an area of focus for the Fund?
A.	A large portion of outstanding municipal securities are issued by a fairly small number of states. As of September 30, 2008, approximately 62.9% of the Fund’s holdings were in the securities of issuers in five states: California, Illinois, New York, Texas, and Florida.

As always, we focused on purchasing bonds from states that are, in our view, experiencing improved fiscal health and offering attractively valued municipal bonds. We also sought to avoid areas facing budgetary challenges when possible, given the lack of liquidity in the market. Given these criteria, we maintained an underweight position to New York, while we held overweight positions to Texas and Illinois, which helped performance.

In contrast, the Fund’s neutral weight to California was a drag on performance as it lagged the benchmark during the reporting period. As a result, we lessened our exposure to California. We plan to continue to reduce our exposure to California and New York, and seek opportunities in other areas.

Q.	What is your outlook for the economy and the municipal bond market?
A.	In the broader US economy, where the credit crunch largely continues and the effects of the still-slowing housing market are felt, the outlook

Insured Municipal Income Fund Inc.

remains uncertain. While the extraordinary actions by the Fed and other government initiatives to add liquidity and restore confidence have provided some relief to the credit-related issues plaguing the markets, we expect volatility to remain high.

To return order to the municipal bond markets and improve liquidity, we believe that confidence in the broader capital markets must be restored. In our opinion, the passage of the Emergency Economic Stabilization Act of 2008 is a necessary first step in the larger process of restoring market functions. We believe that passage of the bill could lay the foundation for the future health of bank balance sheets, helping to restore functionality to the short-term market.

In the current municipal bond landscape, we believe that the high amount of new issue supply, coupled with the level of redemptions experienced by mutual funds investing in municipal securities and the selling of municipal bonds by hedge funds, could slow the return to lower tax-exempt yields.

In our opinion, the September 2008 flight to quality was likely an overreaction, given the high level of market emotion that appears to have often ignored the underlying fundamentals of individual securities. We believe that the municipal market currently offers numerous compelling opportunities, as a number of high-quality securities are attractively valued. Looking ahead, we are confident that our investment strategy and process—focused on underlying credit research and enhanced risk management—should enable us to capitalize on these opportunities for the Fund.

Insured Municipal Income Fund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
 Insured Municipal Income Fund Inc.
Head—Americas
 UBS Global Asset Management (Americas) Inc.

Kevin McIntyre
Portfolio Management Team
Insured Municipal Income Fund Inc.
Director
UBS Global Asset Management (Americas) Inc.

Elbridge T. Gerry III
Portfolio Management Team
Insured Municipal Income Fund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended September 30, 2008. The views and opinions in the letter were current as of November 14, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Insured Municipal Income Fund Inc.

An update on the Fund’s leverage and auction preferred shares (“APS”):
As we wrote to you in the Fund’s annual shareholder report, APS, a type of preferred stock issued by many closed-end funds, are used to leverage the Fund’s investments (that is, buy more municipal securities). In utilizing leverage, the Fund sought to generate incremental yields and returns for the Fund’s common shareholders. (For purposes of clarification, purchasers of APS in a closed-end fund are known as “preferred shareholders,” while the remaining investors are known as “common shareholders.”)

During the reporting period, APS auctions continued to fail as existing holders of APS looking to sell their shares through the auction process were unable to do so due to insufficient buy orders. It is important to note that these failed auctions were not “credit events” for the Fund; that is, they were not caused by, nor did they result in, a default by the Fund. Rather, they were liquidity events that impacted a closed-end fund’s preferred and common shareholders differently.

Given that the Fund’s preferred shareholders have experienced a loss of liquidity due to the inability to sell their APS, they continued to receive dividends at a “maximum rate.” This rate is based on a formula in the Fund’s governing documents and is currently calculated and reset on a weekly basis. Preferred shareholders will continue to receive dividends calculated in this manner until auctions successfully recommence or APS shares are redeemed by the Fund or certain other events occur (for example, APS restructuring).

In a press release issued on September 11, 2008, the Fund announced a partial redemption of $40 million (800 shares) of the Fund’s APS, which represented approximately 19% of the Fund’s total outstanding APS. In order to finance these partial redemptions and to diversify sources of portfolio leverage, the Fund has implemented a tender option bond (“TOB”) program to partially restructure the Fund’s leverage, yet still maintain a similar level of economic leverage. Since the program’s implementation through the end of the reporting period, the program provided savings to the Fund as the cost of leverage via the TOB program was lower relative to maximum dividend rates paid on APS.

It is expected that the TOB program should provide a lower relative cost of leverage over time than the total cost of the APS, based on the maximum rates payable due to the failed APS auctions. The TOB program is also expected to provide increased flexibility in managing the extent to which the Fund is leveraged.

Insured Municipal Income Fund Inc.

We recognize shareholders’ continuing concerns regarding the ongoing issues relating to the failed APS auctions and the resulting loss of liquidity for preferred shareholders. While the use of TOBs in the Fund and the partial redemption of APS provided a partial solution towards restoring liquidity, the Fund’s Board and UBS Global Asset Management (Americas) Inc. continue to evaluate other alternatives including the possibility of restructuring the remaining APS in a manner that would make the APS eligible for investment by money market funds.

Note regarding forward looking statements: Certain statements made above may be forward-looking statements. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements due to numerous factors. The Fund and UBS Global Asset Management (Americas) Inc., and their affiliates, undertake no responsibility to update publicly or revise any forward-looking statements. The inclusion of any statements in this update does not constitute an admission that the events or circumstances described in such statements are material.

Insured Municipal Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for periods ended 09/30/08

Net asset value returns	6 months	1 year	5 years	10 years

Insured Municipal Income Fund Inc.	–8.31%	–12.18%	0.40%	2.74%

Lipper Insured Municipal Debt Funds (Leveraged) median	–8.31	–11.50	1.06	3.57

Market price returns

Insured Municipal Income Fund Inc.	–11.90%	–14.75%	0.39%	2.96%

Lipper Insured Municipal Debt Funds (Leveraged) median	–15.09	–18.75	–0.31	2.46

Index returns

Barclays Capital Municipal Bond Index*	–2.60%	–1.87%	2.84%	4.24%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The Barclays Capital Municipal Bond Index* is an unmanaged, unleveraged measure of the total return for municipal bonds issued across the United States. Index returns do not include reinvestment of dividends. Investors should note that indices do not reflect fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Share price, dividend and yields as of 09/30/08

Market price	$10.65

Net asset value (per share applicable to common shareholders)	$12.32

September 2008 dividend	$0.0325

Market yield(1)	3.66%

NAV yield(1)	3.17%

*	Formerly known as the Lehman Brothers Municipal Bond Index.
(1)	Market yield is calculated by multiplying the September dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the September dividend by 12 and dividing by the month-end net asset value. Prices and yields will vary.

Insured Municipal Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics	09/30/08		03/31/08		09/30/07

Net assets applicable to
common shareholders (mm)	$254.1		$282.9		$301.5

Weighted average maturity	14.9	yrs	14.9	yrs	16.7	yrs

Weighted average modified duration	9.3	yrs	4.8	yrs	4.2	yrs

Weighted average coupon	5.2%		5.0%		5.1%

Leverage(1)	45.1%		42.1%		41.0%

Securities subject to alternative
minimum tax (AMT)(2)	18.0%		17.9%		18.1%

Maturing within five years(2)	0.7%		6.3%		2.6%

Maturing beyond five years(2)	99.3%		93.7%		97.4%

Insured securities(2)	85.5%		82.7%		80.7%

Non-insured securities(2)	14.5%		17.3%		19.3%

Portfolio composition(3)	09/30/08	03/31/08	09/30/07

Long-term municipal bonds	104.7%	94.0%	96.9%

Short-term municipal notes	0.7	5.7	0.8

Futures	0.0 (4)	(0.0) (4)	0.0 (4)

Cash equivalents and other
assets less liabilities	(5.4)	0.3	2.3

Total	100.0%	100.0%	100.0%

Credit quality(2)	09/30/08	03/31/08	09/30/07

AAA	41.9%	58.5%	80.1%

AA	36.3	10.0	5.6

A	10.3	12.0	2.4

A-1+	0.7	4.9	0.9

BBB	6.7	9.1	7.3

Nonrated	4.1	5.5	3.7

Total	100.0%	100.0%	100.0%

(1)	As a percentage of total assets as of the dates indicated.
(2)	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are designated by Standard & Poor’s Rating Group, an independent rating agency.
(3)	As a percentage of net assets applicable to common and preferred shareholders as of the dates indicated.
(4)	Represents less than 0.05% of net assets applicable to common and preferred shareholders as of the dates indicated.

Insured Municipal Income Fund Inc.

Portfolio statistics (unaudited) (concluded)

Top five states(1)	09/30/08		03/31/08		09/30/07

California	18.0%	California	20.7%	California	30.3%

Illinois	14.0	Texas	14.0	New York	14.9

New York	11.1	Illinois	9.1	Florida	8.6

Texas	10.0	New York	8.6	Texas	7.4

Florida	9.8	Florida	7.5	South Carolina	6.3

Total	62.9%		59.9%		67.5%

Top five sectors(1)	09/30/08		03/31/08		09/30/07

Water	23.7%	Water	25.2%	Water	26.0%

Airport	15.3	Airport	16.0	General obligations	20.1

General obligations	14.7	General obligations	14.6	Power	13.0

Tolls	9.3	Hospital	12.0	Airport	11.1

Power	9.3	Power	6.4	Hospital	6.5

Total	72.3%		74.2%		76.7%

(1)	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2008 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	amount	Value

Long-term municipal bonds—174.71%

California—31.67%
Los Angeles Community College
District Refunding-Election
2001-Series A (FSA Insured),
5.000%, due 08/01/25	Aaa	AAA	$5,000,000	$4,871,950

5.000%, due 06/01/26	Aaa	AAA	9,000,000	8,742,330

Los Angeles County Sanitation Districts
Financing Authority Revenue-Capital
Projects-Series A (FSA Insured),
5.000%, due 10/01/20	Aaa	AAA	8,475,000	8,549,580

Los Angeles Wastewater System
Revenue Refunding-Subseries A
(MBIA, Inc. Insured),
5.000%, due 06/01/26	A1	AA	11,625,000	11,073,510

Los Angeles Water & Power
Revenue-Power System-Series B
(FSA Insured),
5.000%, due 07/01/25	Aaa	AAA	6,000,000	5,781,900

Manteca Financing Authority Water
Revenue-Series A (MBIA, Inc. Insured),
4.750%, due 07/01/33	A2	AA	15,000,000	12,942,750

Metropolitan Water District of
Southern California Waterworks
Revenue-Series A (FSA Insured),
5.000%, due 07/01/35	Aaa	AAA	10,000,000	9,396,100

Oxnard Financing Authority Wastewater
Revenue-Redwood Trunk Sewer &
Headworks-Series A (FGIC Insured),
5.250%, due 06/01/34	NR	A+	7,160,000	6,736,916

Sacramento County Sanitation District
Financing Authority Revenue
Refunding (AMBAC Insured),
5.000%, due 12/01/27	Aa3	AA	10,000,000	9,468,100

San Francisco City & County Public
Utilities Commission Water
Revenue-Series A (MBIA, Inc. Insured),
5.000%, due 11/01/25	A1	AA	3,000,000	2,889,720

				80,452,856

Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2008 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	amount	Value

Long-term municipal bonds—(continued)

District of Columbia—2.90%
District of Columbia Water & Sewer
Authority Public Utility
Revenue-Subordinate Lien
Revenue (FGIC Insured),
5.000%, due 10/01/33	A1	AA-	$6,000,000	$5,436,480

Metropolitan Washington, D.C. Airport
Authority Airport System
Revenue-Series A (MBIA, Inc. Insured),
5.250%, due 10/01/16(1)	Aa3	AA	2,000,000	1,934,960

				7,371,440

Florida—17.19%
Florida State Board of Education-Capital
Outlay-Series E (FGIC Insured),
5.000%, due 06/01/24	Aa1	AAA	8,000,000	7,829,360

Florida State Board of Education
Lottery Revenue-Series B
(BHAC-CR MBIA, Inc. Insured),
5.000%, due 07/01/26(2),(3)	Aaa	AAA	14,000,000	13,410,740

Hillsborough County Port District
Revenue-Tampa Port Authority
Project-Series A (MBIA, Inc. Insured),
5.750%, due 06/01/16(1)	A2	AA	1,060,000	1,075,805

5.750%, due 06/01/17(1)	A2	AA	1,115,000	1,124,600

5.750%, due 06/01/18(1)	A2	AA	1,175,000	1,175,176

5.750%, due 06/01/19(1)	A2	AA	1,240,000	1,224,823

Miami-Dade County Aviation Revenue
Refunding-Miami International
Airport-Series B (XLCA Insured),
5.000%, due 10/01/18(1)	A2	A-	10,000,000	9,153,800

Miami-Dade County Expressway
Authority Toll System
Revenue-Series B (FGIC Insured),
5.250%, due 07/01/26	A3	A	3,000,000	2,908,800

Miami-Dade County School
Board-Certificates of Participation-
Series A (FGIC Insured),
5.000%, due 05/01/21	A3	A	6,000,000	5,759,820

				43,662,924

Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2008 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	amount	Value

Long-term municipal bonds—(continued)

Georgia—6.94%
Atlanta Airport Revenue
Refunding-Series D (FGIC Insured),
5.250%, due 01/01/15(1)	A1	A+	$11,545,000	$11,351,159

Columbus Building Authority Lease
Revenue-Series A (FGIC Insured),
5.250%, due 01/01/16	Aa3	AA	1,015,000	1,060,513

George L Smith II World Congress
Center Authority Revenue
Refunding-Domed Stadium Project
(MBIA, Inc. Insured),
5.750%, due 07/01/14(1)	A2	AA	5,000,000	5,209,850

Georgia Municipal Electric Authority
Power Revenue-Series Y
(Escrowed to Maturity)
(MBIA, Inc.-IBC Insured),
10.000%, due 01/01/10	A2	AAA	15,000	16,366

				17,637,888

Illinois—24.61%
Chicago Board of Education-Series D
(FSA Insured),
5.000%, due 12/01/21	Aaa	AAA	9,885,000	9,730,794

5.000%, due 12/01/25	Aaa	AAA	8,705,000	8,317,802

Chicago General Obligation-Unrefunded
Balance-Series A (FSA Insured),
5.000%, due 01/01/25	Aaa	AAA	260,000	248,820

5.000%, due 01/01/26	Aaa	AAA	350,000	333,252

Chicago O’Hare International
Airport Revenue,
Series A (FSA Insured),
5.000%, due 01/01/19	Aaa	AAA	8,960,000	8,888,410

Series B (FSA Insured),
5.000%, due 01/01/18	Aaa	AAA	10,670,000	10,637,883

Chicago Transit Authority Capital Grant
Receipts Revenue-Federal Transit
Administration Section 5309
(Assured Guaranty Insured),
5.250%, due 06/01/25	Aaa	AAA	6,000,000	5,843,580

5.250%, due 06/01/26	Aaa	AAA	6,500,000	6,324,435

Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2008 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	amount	Value

Long-term municipal bonds—(continued)

Illinois—(concluded)
Chicago Wastewater Transmission
Revenue Refunding-Second
Lien-Series B (FSA-CR FGIC Insured),
5.000%, due 01/01/25	Aaa	AAA	$5,000,000	$4,785,000

Illinois Health Facilities Authority
Revenue-Franciscan Sisters Health
Care-Series C (Escrowed to Maturity)
(MBIA, Inc. Insured),
5.750%, due 09/01/18	A2	AA	4,500,000	4,873,455

Metropolitan Pier & Exposition Authority
Dedicated State Tax-Series A-2002
(Escrowed to Maturity) (FGIC Insured),
5.500%, due 12/15/23	A1	AAA	2,395,000	2,544,735

				62,528,166

Indiana—4.88%
Indiana Health & Educational Facilities
Financing Authority Hospital Revenue
Refunding-Clarian Health Obligation
Group-Series B,
5.000%, due 02/15/30	A2	A+	5,000,000	4,149,850

Indianapolis Airport Authority Revenue
Refunding-Special Facilities-Fed
Ex Corp. Project,
5.100%, due 01/15/17(1)	Baa2	BBB	8,000,000	7,222,800

Indiana University Revenue-Student
Fee-Series O (FGIC Insured),
5.250%, due 08/01/18	Aa1	AA	1,000,000	1,023,910

				12,396,560

Maine—5.56%
Maine Health & Higher Educational
Facilities Authority Revenue-Series A
(Escrowed to Maturity) (FSA Insured),
5.500%, due 07/01/23	Aaa	AAA	4,785,000	4,842,851

Maine Health & Higher Educational
Facilities Authority Revenue-Series A
(MBIA, Inc. Insured),
5.000%, due 07/01/29	Aa3	NR	10,200,000	9,290,466

				14,133,317

Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2008 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	amount	Value

Long-term municipal bonds—(continued)

Massachusetts—2.82%
Massachusetts State Port Authority
Revenue-US Airways Project
(MBIA, Inc. Insured),
6.000%, due 09/01/21(1)	A2	AA	$1,500,000	$1,329,600

Massachusetts State School Building
Authority Dedicated Sales Tax
Revenue-Series A (FSA Insured),
5.000%, due 08/15/25	Aaa	AAA	6,000,000	5,846,160

				7,175,760

Michigan—1.95%
Michigan State Hospital Finance
Authority Revenue Refunding-Trinity
Health Credit Group-Series D,
5.000%, due 08/15/25	Aa2	AA	5,525,000	4,943,328

Minnesota—1.98%
Minneapolis & St. Paul Metropolitan
Airport Commission Airport
Revenue-Series B (FGIC Insured),
6.000%, due 01/01/19(1),(4)	NR	AA-	5,000,000	5,029,700

Nevada—2.83%
Clark County-Bond Bank-Unrefunded
Balance (MBIA, Inc. Insured),
5.000%, due 06/01/32	Aa1	AA+	7,820,000	7,179,464

New Mexico—3.10%
University of New Mexico
Revenue-Hospital Mortgage
(FSA-FHA Insured),
5.000%, due 01/01/23	Aaa	AAA	4,130,000	3,896,283

5.000%, due 07/01/23	Aaa	AAA	4,230,000	3,985,168

				7,881,451

New York—19.53%
Metropolitan Transportation Authority
Dedicated Tax Fund-Series A
(FSA Insured),
5.250%, due 11/15/24	Aaa	AAA	5,650,000	5,601,127

Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2008 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	amount	Value

Long-term municipal bonds—(continued)

New York—(concluded)
New York City Industrial Development
Agency Special Facilities
Revenue-Terminal One Group
Association Project,
5.500%, due 01/01/15(1)	A3	BBB+	$5,000,000	$5,038,950

5.500%, due 01/01/16(1)	A3	BBB+	6,685,000	6,672,499

New York City Industrial Development
Agency Special Facilities
Revenue-Terminal One Group
Association Project (Mandatory
Put 01/01/16 @ 100),
5.500%, due 01/01/18(1),(5)	A3	BBB+	2,750,000	2,677,868

New York State Thruway Authority
General Revenue-Series G (FSA Insured),
5.000%, due 01/01/26	Aaa	AAA	10,000,000	9,673,700

Triborough Bridge & Tunnel Authority
Revenue-Series D (BHAC-CR Insured),
5.000%, due 11/15/24(2),(3)	Aaa	AAA	15,465,000	15,079,393

Triborough Bridge & Tunnel Authority
Revenue-Subordinate Bonds
(AMBAC Insured),
5.125%, due 11/15/26	Aa3	AA	5,000,000	4,870,150

				49,613,687

Ohio—3.25%
Buckeye Tobacco Settlement Financing
Authority-Asset Backed Senior
Turbo-Series A-2,
5.125%, due 06/01/24	Baa3	BBB	9,710,000	8,253,500

Pennsylvania—7.08%
Allegheny County Sanitation Authority
Sewer Revenue Refunding-Series A
(MBIA, Inc. Insured),
5.000%, due 12/01/23	A2	AA	15,390,000	14,216,205

Philadelphia Authority For Industrial
Development Airport
Revenue-Philadelphia Airport System
Project-Series A (FGIC Insured),
5.500%, due 07/01/18(1)	A2	A+	4,000,000	3,785,760

				18,001,965

Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2008 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	amount	Value

Long-term municipal bonds—(continued)

South Carolina—3.88%
Medical University of South Carolina
Hospital Authority-Hospital Facilities
Revenue Refunding-Series A
(MBIA, Inc.-FHA Insured),
5.250%, due 02/15/25	A2	AA	$2,500,000	$2,412,025

South Carolina Transportation
Infrastructure Bank Revenue-Series A
(AMBAC Insured),
5.000%, due 10/01/33	Aa3	NR	8,180,000	7,452,225

				9,864,250

Tennessee—0.73%
Memphis-Shelby County Airport
Authority Airport Revenue-Series D
(AMBAC Insured),
6.000%, due 03/01/24(1)	Aa3	AA	2,000,000	1,846,680

Texas—17.61%
Fort Bend Independent School District
Refunding-Series A (PSF-GTD),
5.250%, due 08/15/26	NR	AAA	5,170,000	5,134,120

Harris County Refunding-Senior
Lien-Toll Road (FSA Insured),
5.000%, due 08/15/30	Aaa	AAA	10,000,000	9,236,200

Houston Utility System Revenue
Refunding-First Lien-Series A
(FGIC Insured),
5.250%, due 05/15/23	A1	AA	13,500,000	13,136,580

Houston Utility System Revenue
Refunding-First Lien-Series A
(MBIA, Inc. Insured),
5.250%, due 05/15/25	A1	AA	5,665,000	5,535,725

Jefferson County General Obligation
Refunding (FGIC Insured),
5.250%, due 08/01/20	A1	A+	2,000,000	2,011,580

San Antonio Texas Electric & Gas Systems,
5.000%, due 02/01/24(2),(3)	Aa1	AA	10,000,000	9,687,000

				44,741,205

Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2008 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	amount	Value

Long-term municipal bonds—(concluded)

Washington—15.76%
Chelan County Public Utility District
No. 001 Consolidated Revenue
Refunding-Chelan Hydropower-Series A
(MBIA, Inc. Insured),
6.050%, due 07/01/32(1)	Aa2	AA	$15,000,000	$14,593,350

Cowlitz County School District No. 458
Kelso-Unrefunded Balance
(FSA Insured),
5.750%, due 12/01/15	Aaa	NR	865,000	916,104

Energy Northwest Electric Revenue
Refunding-Columbia Station-Series A
5.000%, due 07/01/23(2),(3)	Aaa	AA-	13,660,000	13,161,820

King County Public Hospital District
No. 2 Refunding-Evergreen Healthcare
(MBIA, Inc. Insured),
5.000%, due 12/01/18	A1	AA	1,500,000	1,496,700

5.000%, due 12/01/19	A1	AA	2,095,000	2,065,607

Washington State-Series 2007A
(FSA Insured),
5.000%, due 07/01/24	Aaa	AAA	8,000,000	7,803,520

				40,037,101

Wisconsin—0.44%
Ladysmith-Hawkins School District
Refunding (FGIC Insured),
5.500%, due 04/01/20	NR	NR	1,105,000	1,122,492

Total long-term municipal bonds (cost—$484,093,683)				443,873,734

Short-term municipal notes(6)—1.18%

Alaska—0.94%
Valdez Marine Terminal Revenue
Refunding-Exxon Pipeline Co.
Project-Series B
3.900%, due 10/01/08	VMIG-1	A-1+	2,400,000	2,400,000

Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2008 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	amount	Value

Short-term municipal notes—(concluded)

Missouri—0.24%
Missouri State Health & Educational
Facilities Authority Educational
Facilities Revenue-The Washington
University-Series D
7.000%, due 10/01/08	VMIG-1	A-1+	$600,000	$600,000

Total short-term municipal notes (cost—$3,000,000)				3,000,000

Total investments (cost—$487,093,683)—175.89%				446,873,734

Liabilities in excess of other assets—(8.98)%				(22,812,636)

Liquidation value of auction preferred shares—(66.91)%				(170,000,000)

Net assets applicable to common shareholders—100.00%				$254,061,098

(1)	Security subject to Alternative Minimum Tax.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 20.21% of net assets as of September 30, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3)	Security represents underlying bond transferred to a special-purpose entity established in a tender option bond transaction in which the Fund acquired the inverse floater. These securities serve as collateral in a financing transaction. As of September 30, 2008, the aggregate principal amount of the inverse floaters and the floating rate notes are $13,285,000 and $39,840,000, respectively.
(4)	Entire amount delivered to broker as collateral for futures transactions.
(5)	Floating rate security. The interest rate shown is the current rate as of September 30, 2008.
(6)	Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of September 30, 2008.
AMBAC	American Municipal Bond Assurance Corporation
BHAC	Berkshire Hathaway Assurance Corporation
CR	Custodial Receipts
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Authority
FSA	Financial Security Assurance
GTD	Guaranteed
IBC	Insured Bond Certificate
NR	Not Rated
PSF	Permanent School Fund
XLCA	XL Capital Assurance

Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2008 (unaudited)

Futures contracts

Number of		Expiration		Current	Unrealized
contracts	Sale contracts	dates	Proceeds	value	appreciation

40	U.S. Treasury Bond
	20 Year Futures	December 2008	$4,763,062	$4,686,875	$76,187

40	U.S. Treasury Note
	10 Year Futures	December 2008	4,634,312	4,585,000	49,312

			$9,397,374	$9,271,875	$125,499

See accompanying notes to financial statements

Insured Municipal Income Fund Inc.

Statement of assets and liabilities—September 30, 2008 (unaudited)

Assets:
Investments in securities, at value (cost—$487,093,683)	$446,873,734

Receivable for investments sold	11,878,272

Receivable for interest	6,688,695

Receivable for variation margin	184,375

Other assets	8,875

Total assets	465,633,951

Liabilities:
Payable for floating rate notes issued	39,840,000

Payable to custodian	1,091,456

Dividends payable to auction preferred shareholders	233,889

Payable to investment advisor and administrator	114,746

Payable for interest expense and fees on floating rate notes	99,450

Accrued expenses and other liabilities	193,312

Total liabilities	41,572,853

Auction preferred shares series A, B, C, D, E & F–3,400 non-participating shares authorized, issued and outstanding; $0.001 par value per auction
preferred share; $50,000 liquidation value per auction preferred share	170,000,000

Net assets applicable to common shareholders	$254,061,098

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800
shares authorized; 20,628,363 shares issued and outstanding	$301,976,191

Accumulated undistributed net investment income	294,502

Accumulated net realized loss from investment activities and futures	(8,115,145)

Net unrealized depreciation of investments and futures	(40,094,450)

Net assets applicable to common shareholders	$254,061,098

Net asset value per common share ($254,061,098 applicable to
20,628,363 common shares outstanding)	$12.32

See accompanying notes to financial statements

Insured Municipal Income Fund Inc.

Statement of operations

For the six
months ended
September 30, 2008
(unaudited)

Investment income:
Interest	$11,575,660

Expenses:
Investment advisory and administration fees	2,218,278

Professional fees	415,149

Auction preferred shares expenses	303,080

Interest expense and fees on floating rate notes	90,450

Reports and notices to shareholders	83,270

Custody and accounting fees	66,722

Directors’ fees	13,085

Stock exchange listing fees	9,710

Insurance fees	9,629

Transfer agency fees	7,297

Other expenses	921

3,217,591

Less: Fee waivers by investment advisor and administrator	(1,187,672)

Net expenses	2,029,919

Net investment income	9,545,741

Net realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	(2,910,791)

Futures	843,779

Net change in unrealized appreciation/depreciation of:
Investments	(27,179,776)

Futures	321,466

Net realized and unrealized loss from investment activities	(28,925,322)

Dividends paid to auction preferred shareholders from net
investment income	(3,380,920)

Net decrease in net assets applicable to common shareholders
resulting from operations	$(22,760,501)

See accompanying notes to financial statements

Insured Municipal Income Fund Inc.

Statement of changes in net assets applicable to common shareholders

	For the six
	months ended	For the
	September 30, 2008	year ended
	(unaudited)	March 31, 2008

From operations:
Net investment income	$9,545,741	$19,932,097

Net realized losses from investments and futures	(2,067,012)	(4,950,739)

Net change in unrealized depreciation
of investments and futures	(26,858,310)	(20,221,090)

Dividends and distributions paid to auction
preferred shareholders from:
Net investment income	(3,380,920)	(8,016,944)

Net realized gains from investment activities	—	(211,006)

Total dividends and distributions paid to auction
preferred shareholders	(3,380,920)	(8,227,950)

Net decrease in net assets applicable to common
shareholders resulting from operations	(22,760,501)	(13,467,682)

Dividends and distributions paid to common
shareholders from:
Net investment income	(6,064,739)	(11,861,311)

Net realized gains from investment activities	—	(336,242)

Total dividends and distributions paid to
common shareholders	(6,064,739)	(12,197,553)

Net decrease in net assets applicable to
common shareholders	(28,825,240)	(25,665,235)

Net assets applicable to common shareholders:
Beginning of period	282,886,338	308,551,573

End of period	$254,061,098	$282,886,338

Accumulated undistributed net investment income	$294,502	$194,420

See accompanying notes to financial statements

(This page has been left blank intentionally)

Insured Municipal Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six
	months ended
	September 30, 2008
	(unaudited)

Net asset value, beginning of period	$13.71

Net investment income	0.46	(1)

Net realized and unrealized gains (losses) from investment activities	(1.40)

Common share equivalent of dividends and distributions paid to auction preferred shareholders from:
Net investment income	(0.16)

Net realized gains from investment activities	—

Total dividends and distributions paid to auction preferred shareholders	(0.16)

Net increase (decrease) from operations	(1.10)

Dividends and distributions paid to common shareholders from:
Net investment income	(0.29)

Net realized gains from investment activities	—

Total dividends and distributions paid to common shareholders	(0.29)

Auction preferred shares offering expenses	—

Net asset value, end of period	$12.32

Market value, end of period	$10.65

Total net asset value return(3)	(8.31)%

Total market price return(4)	(11.90)%

Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by advisor including interest expense
on floating rate notes	1.42	%(5),(6)

Total expenses, before fee waivers by advisor including interest expense
on floating rate notes	2.25	%(5),(6)

Total expenses, net of fee waivers by advisor excluding interest expense
on floating rate notes	1.36	%(6)

Net investment income before auction preferred shares dividends	6.68	%(6)

Auction preferred shares dividends from net investment income	2.37	%(6)

Net investment income available to common shareholders	4.32	%(6)

Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)	$254,061

Portfolio turnover	16%

Asset coverage per share of auction preferred shares, end of period	$124,724

For the years ended March 31,

2008	2007	2006	2005	2004

$14.96	$14.70	$14.93	$15.39	$15.76

0.97 (1)	0.94 (1)	0.90	0.83	0.84

(1.22)	0.33	0.02	(0.31)	(0.00	)(2)

(0.39)	(0.34)	(0.22)	(0.14)	(0.07)

(0.01)	(0.02)	(0.07)	(0.01)	(0.02)

(0.40)	(0.36)	(0.29)	(0.15)	(0.09)

(0.65)	0.91	0.63	0.37	0.75

(0.58)	(0.62)	(0.65)	(0.76)	(0.84)

(0.02)	(0.03)	(0.21)	(0.07)	(0.24)

(0.60)	(0.65)	(0.86)	(0.83)	(1.08)

—	—	—	—	(0.04)

$13.71	$14.96	$14.70	$14.93	$15.39

$12.38	$13.48	$13.02	$12.71	$14.48

(4.52)%	6.31%	4.29%	2.48%	4.68%

(3.86)%	8.83%	9.51%	(6.55)%	11.75%

1.18%	1.25%	1.39%	1.51%	1.35%

1.88%	1.88%	1.90%	1.96%	1.62%

1.18%	1.25%	1.39%	1.51%	1.35%

6.66%	6.32%	5.95%	5.52%	5.42%

2.68%	2.31%	1.48%	0.90%	0.44%

3.98%	4.01%	4.47%	4.62%	4.98%

$282,886	$308,552	$303,315	$308,033	$317,568

30%	39%	57%	50%	37%

$117,354	$123,465	$122,218	$123,341	$125,612

Insured Municipal Income Fund Inc.

Financial highlights

(1)	Calculated using the average shares method.
(2)	Amount represents less than $0.005 per common share.
(3)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date. Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.
(4)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.
(5)	Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
(6)	Annualized.

See accompanying notes to financial statements

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

Organization and significant accounting policies
Insured Municipal Income Fund Inc. (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value. Securities traded in the over-the-counter (“OTC”) market are valued at the last bid price available on the valuation date prior to valuation.

In September 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the value of investments.

The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund’s assets:

	Quoted prices in	Significant
	active markets	other
	for identical	observable	Unobservable
	assets	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Assets:
Securities	$—	$446,873,734	$—	$446,873,734

Derivatives	125,499	—	—	125,499

Total	$125,499	$446,873,734	$—	$446,999,233

In addition, in March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

and Hedging Activities” (“FAS 161”). The standard requires enhanced disclosures about the Fund’s derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 may have on the Fund’s financial statement disclosures.

Floating-rate notes issued in conjunction with securities held—Tender option bond program
The Fund may sell a fixed-rate bond (“Fixed-Rate Bond”) to a broker who deposits the Fixed-Rate Bond into a special-purpose entity from which are issued floating-rate notes (“Floating-Rate Notes”) that are sold to third parties. The Floating-Rate Notes have interest rates that reset weekly and the holders of the Floating-Rate Notes have the option to tender their notes to the broker at par at each reset date. A residual certificate (an “Inverse Floater”), which pays interest equal to the difference between the Fixed-Rate Bond and the Floating-Rate Notes, is also issued by the special-purpose entity. The Inverse Floater also gives the holder the right to cause the Floating-Rate Note to be called at par and to require transfer of the Fixed-Rate Bond to the holder of the Inverse Floater, thereby liquidating the special-purpose entity. In certain transactions, the Fund ultimately receives the Inverse Floater plus the cash equivalent of the proceeds raised from the issuance of the Floating-Rate Notes in exchange for the Fixed-Rate Bonds.

Although the Fund physically holds the Inverse Floater, the transaction is accounted for as a secured borrowing pursuant to Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SFAS 140”), because of its unilateral right to cause the liquidation of the special-purpose entity and recover the Fixed-Rate Bond it originally sold to the broker. In accordance with SFAS 140, the Fund includes the Fixed-Rate Bond on the Portfolio of investments and recognizes the Floating-Rate Notes as a liability on the Statement of assets and liabilities.

At September 30, 2008, the aggregate value of the underlying bonds transferred to special-purpose entities was $53,125,000 and the related liability for Floating-Rate Notes was $39,840,000. The range of interest rates on the liability for Floating-Rate Notes was 1.770% to 5.700%, at a weighted average rate of 4.156% for the period September 11, 2008

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

(issuance of the notes) through September 30, 2008. At September 30, 2008, the aggregate value of the Inverse Floaters was $13,285,000, at a weighted average rate of 6.385%.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Futures contracts—Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses and would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a separate account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion. The separate account for margin will be maintained at the futures counterparty and may be subject to risks or delays if the counterparty becomes insolvent.

Dividends and distributions—The Fund intends to pay monthly dividends to common shareholders at a rate level that over time will result in the distribution of all of the Fund’s net investment income remaining after the payment of dividends on any outstanding auction preferred shares. The

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

dividend rate on the common stock is adjusted as necessary to reflect the earnings rate of the Fund. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends to auction preferred shareholders are accrued daily. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

Investment advisor and administrator
The Board has approved an Investment Advisory and Administration Contract (“Advisory Contract”) with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), under which UBS Global AM serves as investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund is obligated to pay UBS Global AM an investment advisory and administration fee, which was accrued weekly and paid monthly, at the annual rate of 0.90% of the Fund’s average weekly net assets attributable to holders of common and auction preferred shares. Prior to August 1, 2008, UBS Global AM had agreed to waive a portion of the advisory and administration fee, so that the Fund’s effective fee was 0.83% of average weekly net assets attributable only to holders of common shares. Effective August 1, 2008, UBS Global AM has agreed to waive a portion of the advisory and administration fee so that the Fund’s effective fee is 0.50% of average weekly net assets attributable only to holders of common shares. This waiver will continue indefinitely unless the Board agrees to any change. At September 30, 2008, the Fund owed UBS Global AM $114,746 for investment advisory and administration fees, which is composed of $347,091 of investment advisory

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

and administration fees less fees waived of $232,345. For the six months ended September 30, 2008, UBS Global AM waived $1,187,672 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended September 30, 2008, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $39,719,820. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions. In addition, Morgan Stanley may participate as a broker-dealer in auctions for the Fund’s auction preferred shares and receive compensation therefore. Amounts received by Morgan Stanley, if any, will vary depending upon that firm’s participation in an auction, and such amounts are calculated and paid by the auction agent from money provided by the Fund.

Auction preferred shares related services fees
UBS Financial Services Inc., an affiliate of UBS Global AM, provides certain services to the Fund and the holders of the outstanding APS pursuant to an agreement with Deutsche Bank, the Fund’s auction agent for APS. For the six months ended September 30, 2008, UBS Financial Services Inc. received from Deutsche Bank $101,471 (paid indirectly by the Fund) for these services.

Auction preferred shares
The Fund has issued and currently outstanding 647 shares of auction preferred shares Series A, 647 shares of auction preferred shares Series B,

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

648 shares of auction preferred shares Series C, 486 shares of auction preferred shares Series D, 486 shares of auction preferred shares Series E and 486 shares of auction preferred shares Series F, which are referred to herein collectively as the “APS.” All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in Fund charter documents. Dividend rates as of September 30, 2008 for each Series of APS were as follows and reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids were not received:

Series A	8.499%

Series B	12.565%

Series C	12.261%

Series D	11.728%

Series E	10.205%

Series F	8.499%

For the six months ended September 30, 2008, the average dividend rates for each Series of APS were 3.460%, 3.690%, 3.380%, 3.380%, 3.410%, and 3.460% for Series A, B, C, D, E and F, respectively.

The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the APS will vote separately as a class on certain matters, as required by law. The holders of the APS have the right to elect two directors of the Fund.

The redemption of the Fund’s APS is outside of the control of the Fund because it is redeemable upon the occurrence of events that are not solely within the control of the Fund.

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

On September 11, 2008, the Fund announced the following redemptions of APS at a price of $50,000 per share plus any accrued and unpaid dividends through the redemption date:

	Aggregate	Number of shares	Redemption
Series of APS	principal	redeemed	payment date

Series A	$7,650,000	153	September 19, 2008

Series B	$7,650,000	153	September 22, 2008

Series C	$7,600,000	152	September 23, 2008

Series D	$5,700,000	114	September 24, 2008

Series E	$5,700,000	114	September 18, 2008

Series F	$5,700,000	114	September 19, 2008

The Fund financed the APS redemptions with cash received from tender option bond program transactions.

Purchases and sales of securities
For the six months ended September 30, 2008, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $99,773,510 and $76,751,530, respectively.

Federal tax status
The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended March 31, 2008 was as follows:

Distributions paid from:	2008

Tax-exempt income	$19,874,797

Ordinary income	550,706

Total distributions paid	$20,425,503

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending March 31, 2009.

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

For federal income tax purposes, which was substantially the same for book purposes, the tax cost of investments and the components of net unrealized depreciation of investments at September 30, 2008 were as follows:

Tax cost of investments	$487,093,683

Gross unrealized appreciation	610,705

Gross unrealized depreciation	(40,830,654)

Net unrealized depreciation	$(40,219,949)

For the six months ended September, 2008, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the six months ended September 30, 2008, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended March 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent event

Shareholder action seeking involuntary dissolution of the Fund
A complaint was filed in the Circuit Court of Baltimore City on October 23, 2008, by a small number of shareholder activists (the “Petitioners”) claiming to own twenty-five percent of the Fund’s outstanding shares. The Petitioners seek the involuntary dissolution of the Fund on the grounds that the stockholders of the Fund are “so divided” that directors cannot be elected. The Fund has been advised that the complaint is without merit. The Fund intends to defend against the complaint and oppose the requested dissolution.

Insured Municipal Income Fund Inc.

General information (unaudited)

The Fund
Insured Municipal Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund’s NYSE trading symbol is “PIF.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Investment policy change
The Fund’s Board of Directors (the “Board”) has approved the adoption of the investment policies discussed below. These guidelines address the treatment of “Inverse Floaters,” a type of security, in the context of rating agency guidelines. The purchase of Inverse Floaters is an integral aspect of the Fund’s diversification of sources of leverage via the implementation of a tender option bond (“TOB”) program, which is discussed further below.

Inverse floaters—The Fund may invest in municipal obligations where the rate of interest varies inversely with interest rates paid on other municipal obligations or an index. These investments may include Inverse Floaters acquired as part of the Fund’s leveraging of its portfolio through participation in a TOB program. Inverse Floaters typically are issued as one of two types of securities issued by a special purpose trust (or similar entity) (a “Trust”) and represent interests in an underlying bond (or bonds) held by the Trust (a “Fixed-Rate Bond”). The other type of security typically issued by such a Trust would be a short-term obligation that pays interest at a floating rate that is reset periodically by a remarketing agent or through another method (a “Floating-Rate Note”). The Inverse Floater is the “residual” component that pays interest at a rate equal to the difference between the rate paid on the Fixed-Rate Bond and the rate paid on the short-term obligation, minus the expenses of the Trust. For example, if a Fixed-Rate Bond placed into a Trust generated a yield of 4%, the Trust might pay out 1.5% on the Floating-Rate Note it issues (depending on market conditions). Another portion of the yield on the Fixed-Rate Bond would go to pay the costs of the Trust, and the remainder would be paid out to the Inverse Floater holder. If short-term interest rates decrease, the value of the Inverse Floater can be expected to increase as more would be “left over” to pay to the Inverse Floater holder. If short-term interest rates increase, the amount “left over” to pay the Inverse Floater holder would be expected to decrease—as the rate of interest paid on the “residual”

Insured Municipal Income Fund Inc.

General information (unaudited)

component can be expected to vary in the opposite direction, or “inversely,” to the amount paid out to the holder of the Floating-Rate Note. When the Fund purchases an Inverse Floater as part of setting up a TOB structure to achieve leverage, the Fund would consider “collapsing” the structure and selling the Inverse Floater if the relationship of the short-term interest rates to the yields on the Fixed-Rate Bond resulted in the Fund receiving less of an economic benefit from the arrangement than believed appropriate.

The market value of an Inverse Floater will be more volatile than that of a Fixed-Rate Bond and, like most non-floating debt obligations, can be expected to vary inversely with changes in market interest rates, but to a different degree. Because the interest rate paid to holders of residual components is generally determined by subtracting the interest paid to the holders of the Floating-Rate Note from a fixed amount (namely the yield on the Fixed-Rate Bond), the interest rate paid on Inverse Floaters will decrease as the floating rate paid on the Floating-Rate Note increases. Moreover, the extent of the increases and decreases in market value of Inverse Floaters may be larger than comparable changes in the market value of an equal principal amount of a Fixed-Rate Bond having similar credit quality, redemption provisions and maturity.

The rating agencies that rate the Fund’s auction preferred shares (“APS”) may “discount” the value of Inverse Floaters held by the Fund for purposes of determining the Fund’s compliance with certain asset coverage tests necessary to maintain the APS ratings (currently, AAA by Standard & Poor’s, a division of the McGraw Hill Companies Inc. (“S&P”), and Aaa by Moody’s Investors Services Inc.). For example, S&P requires that an Inverse Floater be discounted by a designated discount factor (as described in more detail below), multiplied by the amount of the leverage between the floater and the Inverse Floater in the TOB program. The Fund is currently authorized to acquire Inverse Floaters with a three-to-one leverage ratio. Consequently, S&P requires that an Inverse Floater with a three-to-one leverage ratio multiply the applicable discount factor by three when “discounting” the value of the Inverse Floater.

If the Fund is unable to maintain the necessary amount of asset coverage to maintain the APS ratings, the Fund may be required to dispose of Inverse Floaters or limit the Fund’s use of the leverage generated by a TOB program. Such an event may require the Fund to sell portfolio securities at times and at prices that may not be favorable to the Fund.

Insured Municipal Income Fund Inc.

General information (unaudited)

S&P AAA rating guidelines—The additional investment policy guidelines are as follows.

Inverse Floaters will be considered “S&P Eligible Assets,” as this term is defined in the Fund’s Articles Supplementary. The Inverse Floaters are discounted by the relevant “S&P Discount Factor” multiplied by the amount of the leverage between the Floating-Rate Note and the Inverse Floater. The Fund is currently authorized to acquire Inverse Floaters with a three-to-one leverage ratio. Consequently, the S&P Discount Factors on Inverse Floaters with three-to-one leverage are set forth below:

S&P discount factors rating category

S&P discount
exposure period	AAA	AA	A	BBB

40 Business days	570%	585%	630%	750%

22 Business days	510	525	570	690

10 Business days	465	480	525	645

7 Business days	450	465	510	630

3 Business days	390	405	450	570

For example, a $1 million AAA rated Inverse Floater with a three-to-one leverage ratio and an exposure period of 3 business days would have an S&P Discount Factor of 390%. In order to calculate the discounted value of a $1 million Inverse Floater under S&P guidelines, the Fund would divide the value of the Inverse Floater by 390%, which would be approximately $256,410. This amount represents the portion of the Floating-Rate Note’s value that would be eligible to meet S&P’s asset coverage requirements.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any

Insured Municipal Income Fund Inc.

General information (unaudited)

proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Shareholder meeting information
 An insufficient number of holders of the Fund’s common and auction preferred stock were present, in person or by proxy, at the Fund’s 2008 Annual Meeting of Shareholders (the “Annual Meeting”) to constitute a quorum for the conduct of business at the meeting. Accordingly, the Annual Meeting was adjourned without the election of directors taking place, and under applicable law, the incumbent directors continue as board members.

The Annual Meeting, originally scheduled for July 17, 2008, was adjourned to September 3, 2008, and then to September 12, 2008 – in each case to permit additional solicitation of proxies. A quorum could not be achieved on any of these dates. The incumbent directors are as follows: Richard Q. Armstrong, Alan S. Bernikow, Richard R. Burt, Meyer Feldberg, Bernard H. Garil and Heather R. Higgins.

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all common shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common shareholders elect to receive cash. Common shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A common shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and common shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on the share certificate or in the

Insured Municipal Income Fund Inc.

General information (unaudited)

transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a common shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Global Investment Servicing, P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Insured Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

Background—At a meeting of the board of Insured Municipal Income Fund Inc. (the “Fund”) on July 16, 2008, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Agreement of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM, as well as the advisory and administration arrangements for the Fund.

The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the contracts. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration agreements.

In its consideration of the approval of the Investment Advisory and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the investment advisory and administration agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Agreement during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board’s evaluation of the services provided

Insured Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio manager primarily responsible for the day-to-day portfolio management of the Fund and recognized that many of these persons report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to management and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had well over $100 billion in assets under management and was part of the UBS Global Asset Management Division, which had well over $700 billion of assets under management worldwide as of March 2008. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past year involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Agreement.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered a fee waiver arrangement for the Fund and considered the actual fee rate (after taking the waiver into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a

Insured Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In connection with its consideration of advisory fees for UBS funds generally, the board also received information from UBS Global AM with respect to standard institutional account fees. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee and Actual Management Fee were in the fifth quintile, while its total expenses were in the fourth quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report (with the first quintile representing that fifth of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that fifth of the funds in the Expense Group with the highest level of fees or expenses, as applicable). Management stated that effective August 1, 2008, the Fund’s custodian fees would be reduced from 0.05% to 0.04%. Management noted that under its current fee waiver agreement with the Fund, it has agreed to waive a portion of the advisory and administration fee so that the Fund’s effective fee is 0.83% of average weekly net assets attributable only to holders of common shares and that this waiver will continue indefinitely unless the board agrees to any change. After discussion of the current management fees with the board, management stated that it would put into effect a new voluntary fee waiver for the Fund, so that beginning August 1, 2008, the Fund’s effective management fee would be reduced to 0.50% of average weekly net assets attributable only to holders of common shares; this further reduction in fees would continue indefinitely unless the board agrees to any change.

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Advisory and Administration Agreement.

Insured Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2008 and (b) annualized performance information for each year in the ten-year period ended April 30, 2008. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance, including with respect to its benchmark index. The comparative Lipper information showed that the Fund’s performance was in the fourth quintile for the one-year period and the fifth quintile for the three-, five- and ten-year periods and since inception period (with the first quintile representing that fifth of the funds in the Performance Universe with the highest performance and the fifth quintile representing that fifth of the funds in the Performance Universe with the lowest performance). In its review, the board noted the Fund’s performance as compared to the average return for the Fund’s Performance Universe and benchmark index, taking volatility into account. Management informed the board that the Fund benefited from implementing a bullet strategy (i.e., a strategy in which a portfolio is designed to have securities with maturities that are highly concentrated at one point on the yield curve) that took advantage of a steepening yield curve. Management noted, however, that although the Fund’s duration was extended, it still was shorter than its Performance Universe’s average. Management also noted that the Fund’s performance is improving relative to its Performance Universe. Management reminded the board that historically, the Fund was managed in a more conservative manner—focusing on higher quality credits and preservation of capital while being less aggressive in seeking relative outperformance. Management noted that in response to changing markets over the past few years, management augmented the Fund’s investment strategy universe to provide more flexibility and to broaden asset classes and instruments that the Fund could invest in, resulting in more recent improved performance. At the Meeting, the board also discussed the possible implementation of a tender option bond (“TOB”) program as previously explored with management. Based on its review and management’s explanation and proposed initiatives, the board concluded that the Fund’s investment performance was acceptable.

Insured Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

In conducting its review, the board noted that the Fund’s Contractual Management Fee did not contain any breakpoints. Further, the board noted that advisory agreements of closed-end funds usually do not contain breakpoints. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM would not benefit from economies of scale.

The board members considered whether economies of scale could be realized because UBS Global AM advises other similar funds, and, based on their experience, the board accepted UBS Global AM’s explanation that significant economies of scale would not be realized because the nature of the market in which the Fund invests did not provide significant savings.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM’s ongoing commitment

Insured Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement to continue for another year.

In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Elbridge T. Gerry III
President	Vice President

Mark F. Kemper	Kevin Mclntyre
Vice President and Secretary	Vice President

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2008 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Insured Municipal Income Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	December 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	December 1, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	December 1, 2008